Cash and Due from Banks	12 Months Ended
Dec. 31, 2012
Cash and Due from Banks [Abstract]
Cash and Due from Banks
3.	Cash and Due from Banks

The Bank is required to maintain reserve balances in cash or on deposit with the Federal Reserve Bank to meet regulatory reserve and clearing requirements. At December 31, 2012, the reserve requirement balance for Capital Bank, NA was $37,683 and the clearing balance requirement was $0.